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                                                                   EXHIBIT 24

                   UNION PACIFIC RAILROAD COMPANY

                         Powers of Attorney


     The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Philip F. Anschutz
                                     ------------------------
                                        Philip F. Anschutz



       The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy
L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Robert P. Bauman
                                     ------------------------
                                        Robert P. Bauman



               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Richard B. Cheney
                                     ------------------------
                                        Richard B. Cheney



               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ E. Virgil Conway
                                     ------------------------
                                         E. Virgil Conway

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               The undersigned, a director of Union Pacific Railroad Company, a
Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Spencer F. Eccles
                                     ------------------------
                                        Spencer F. Eccles


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                   /s/ Elbridge T. Gerry, Jr.
                                   ---------------------------
                                       Elbridge T. Gerry, Jr.


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ William H. Gray, III
                                     -------------------------
                                        William H. Gray, III


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Judith Richards Hope
                                     ------------------------
                                      Judith Richards Hope


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Richard J. Mahoney
                                     ------------------------
                                        Richard J. Mahoney


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               The undersigned, a director of Union Pacific Railroad Company, a
Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ John R. Meyer
                                     ------------------------
                                         John R. Meyer


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                   /s/ Thomas A. Reynolds, Jr.
                                   ---------------------------
                                      Thomas A. Reynolds, Jr.


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                   /s/ James D. Robinson, III
                                   ---------------------------
                                       James D. Robinson, III


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Robert W. Roth
                                     ------------------------
                                         Robert W. Roth


               The undersigned, a director of Union Pacific Railroad Company, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ Richard D. Simmons
                                     ------------------------
                                        Richard D. Simmons